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INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

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FRANKLIN WORLD PERSPECTIVES FUND

A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

One Franklin Parkway

San Mateo, California 94403-1906

IMPORTANT NOTICE OF INTERNET AVAILABILITY
 OF INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet relating to the Franklin World Perspectives Fund (the “Fund”), a series of Franklin Templeton International Trust (the “Trust”).  We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes recent changes involving the investment management of the Fund.  The Fund is structured as a multi-manager fund.  Franklin Advisers, Inc. (“FAV”), as investment manager to the Fund, has the ultimate responsibility, subject to the oversight by the Trust’s Board of Trustees, to oversee the Fund’s subadvisers and recommend their hiring, termination and replacement.  Under an exemptive order from the U.S. Securities and Exchange Commission, FAV is permitted to appoint and replace subadvisers from within Franklin Templeton Investments and enter into, amend and terminate subadvisory agreements without obtaining prior shareholder approval, but subject to the approval of the Trust’s Board of Trustees.

Mr. Sukumar Rajah, a portfolio manager of the Fund, previously served as a portfolio manager for Franklin Templeton Asset Management (India) Private Limited (“FT India”), providing non-discretionary investment advice to the Fund with respect to Asia-Pacific assets other than Japan, Korea and Taiwan (the “ASEAN region”).  Mr. Rajah did not previously exercise discretionary authority under FT India due to rules administered by the Securities and Exchange Board of India that restricted investment advisers organized in and operated out of India from providing advice to both Indian and non-Indian clients.

Mr. Rajah recently relocated from India to Singapore to become a portfolio manager for Templeton Asset Management Limited (“TAML”).  In order to allow Mr. Rajah to continue to serve as a portfolio manager of the Fund and to provide discretionary investment advice, the Trust’s Board of Trustees on July 17, 2013, approved on behalf of the Fund a new subadvisory agreement between FAV and TAML.  As a result, effective August 15, 2013, TAML provides discretionary investment advice to the Fund regarding the ASEAN region.  On October 22, 2013, the Trust’s Board of Trustees, on behalf of the Fund, terminated the subadvisory agreement between FAV and FT India, and approved an amendment to TAML’s subadvisory agreement to reflect a fee change corresponding to TAML’s new role as sole portfolio manager for the ASEAN region.  FT India, however, continues to provide research used by the Fund’s portfolio managers to select securities for the Fund.

On October 22, 2013, the Trust’s Board of Trustees, on behalf of the Fund, also approved a new subadvisory agreement between FAV and Franklin Templeton Investments (ME) Limited (“FTIME”), an investment adviser located in Dubai, United Arab Emirates, to permit FTIME to provide investment advice to the Fund with respect to the Middle East-North Africa region.

A more detailed description of TAML and FTIME and their investment operations, and information about the new subadvisory agreements with TAML and FTIME, is included in the Information Statement.

This Notice of Internet Availability of the Information Statement is being mailed on or about November 13, 2013 to shareholders of record of the Fund as of September 30, 2013.  The Information Statement will be available online until at least February 14, 2014, at http://www.franklintempleton.com/WorldPerspectivesInfo.  A paper or e-mail copy of the full Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN) /(800) 342-5236.  If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

FRANKLIN WORLD PERSPECTIVES FUND

A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

One Franklin Parkway

San Mateo, California 94403-1906

INFORMATION STATEMENT

This Information Statement describes recent changes involving the investment management of the Franklin World Perspectives Fund (the “Fund”), a series of Franklin Templeton International Trust (the “Trust”).  The Fund is structured as a multi-manager fund.  Franklin Advisers, Inc. (“FAV” or the “Investment Manager”), as investment manager to the Fund, has the ultimate responsibility, subject to the oversight by the Trust’s Board of Trustees (the “Board” or the “Trustees”), to oversee the Fund’s subadvisers and recommend their hiring, termination and replacement.  Under an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), FAV is permitted to appoint and replace subadvisers from within Franklin Templeton Investments and enter into, amend and terminate subadvisory agreements without obtaining prior shareholder approval, but subject to the approval of the Board (the “Manager of Managers Order”).

Mr. Sukumar Rajah, a portfolio manager of the Fund, previously served as a portfolio manager for Franklin Templeton Asset Management (India) Private Limited (“FT India”), providing non-discretionary investment advice to the Fund with respect to Asia-Pacific assets other than Japan, Korea and Taiwan (the “ASEAN region”).  Mr. Rajah did not previously exercise discretionary authority under FT India due to rules administered by the Securities and Exchange Board of India that restricted investment advisers organized in and operated out of India from providing advice to both Indian and non-Indian clients.

Mr. Rajah recently relocated from India to Singapore to become a portfolio manager for Templeton Asset Management Limited (“TAML”).  In order to allow Mr. Rajah to continue to serve as a portfolio manager of the Fund and to provide discretionary investment advice, the Board, at an in-person meeting held on July 17, 2013 (the “July Meeting”),  approved on behalf of the Fund a new subadvisory agreement between FAV and TAML.  As a result, effective August 15, 2013, TAML provides discretionary investment advice to the Fund regarding the ASEAN region.  At an in-person meeting held on October 22, 2013 (the “October Meeting”), the Trust’s Board of Trustees, on behalf of the Fund, terminated the subadvisory agreement between FAV and FT India, and approved an amendment to TAML’s subadvisory agreement to reflect a fee change corresponding to TAML’s new role as sole portfolio manager for the ASEAN region.  FT India, however, continues to provide research used by the Fund’s portfolio managers to select securities for the Fund.

In addition, the Board, at the October Meeting, on behalf of the Fund, approved a new subadvisory agreement between FAV and Franklin Templeton Investments (ME) Limited (“FTIME”), an investment adviser located in Dubai, United Arab Emirates, to permit FTIME to provide investment advice to the Fund with respect to the Middle East-North Africa region (the “MENA region”).

This Information Statement is being made available via the internet beginning on or about November 13, 2013 to all shareholders of record of the Fund as of September 30, 2013 (the “Record Date”).  The Information Statement will be available online at http://www.franklintempleton.com/WorldPerspectivesInfo until at least February 14, 2014.  A paper or e-mail copy of this Information Statement may be obtained, without charge, by contacting the Fund at (800) DIALBEN/(800) 342-5236.  FAV is paying the costs associated with preparing and making this Information Statement available to the Fund’s shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPOINTMENT OF TAML AND FTIME AS SUBADVISERS TO THE FUND

Why am I receiving this Information Statement?

This Information Statement is being furnished by the Board to inform shareholders of recent changes in the investment management of the Fund.  The Board, upon the recommendation of FAV, has approved new subadvisory agreements (the “New Subadvisory Agreements”) between FAV and TAML (the “TAML Subadvisory Agreement”) and between FAV and FTIME (the “FTIME Subadvisory Agreement”).  This Information Statement provides details regarding TAML and FTIME, the New Subadvisory Agreements and the reasons the Board appointed TAML and FTIME as subadvisers (each, a “New Subadviser”).

What is the Manager of Managers Structure?

The Fund is structured as a multi-manager fund with FAV having overall responsibility for the Fund’s investments.  FAV works and sub-contracts with various local asset management teams within Franklin Templeton Investments (the “Affiliated Subadvisers”) to determine regional/country allocation, and each of the Affiliated Subadvisers is responsible for selecting investments for that portion of the Fund’s portfolio allocated to it.  As part of the Fund’s multi-manager structure, FAV and the Trust have received a Manager of Managers Order from the SEC that permits FAV to appoint and replace Affiliated Subadvisers, and enter into, amend and terminate subadvisory agreements with Affiliated Subadvisers, each subject to Board approval without obtaining prior shareholder approval.

The Fund, however, must comply with certain conditions when relying on the Manager of Managers Order.  One condition is that the Fund, by providing this Information Statement, must inform shareholders of the hiring of any new Affiliated Subadviser within 90 days after the hiring.

Why was TAML appointed as a New Subadviser?

Mr. Rajah, a portfolio manager of the Fund since its inception, transferred from FT India, which has a main office in Mumbai, India, to TAML, which has a main office in Singapore.  FAV believes that it is in the best interest of the Fund’s shareholders for Mr. Rajah to continue to serve as a portfolio manager to the Fund at TAML and to be able to provide discretionary investment advice.  Mr. Rajah has extensive experience in equity securities of the ASEAN region and has been an integral part of the portfolio management of the Fund since its inception.   Additionally, Mr. Rajah’s move from FT India to TAML provided the opportunity for Mr. Rajah to transition from providing non-discretionary to discretionary investment management services to the Fund.  Mr. Rajah did not previously exercise discretionary authority under FT India due to rules administered by the Securities and Exchange Board of India that restricted investment advisers organized in and operated out of India from providing advice to both Indian and non-Indian clients. As a result of these rules, FAV had responsibility for final discretionary portfolio construction and execution involving the regions assigned to FT India.  TAML, however, is not subject to those restrictions.  FAV expects that having Mr. Rajah exercise discretionary authority will allow the Fund to operate more efficiently.

In order to allow Mr. Rajah to continue to serve as a portfolio manager of the Fund, FAV recommended at the July Meeting that the Board, including a majority of the Board who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or the Investment Manager (the “Independent Trustees”) approve the TAML Subadvisory Agreement.  At the July Meeting, at the recommendation of FAV, the TAML Subadvisory Agreement was approved by the Board.  TAML began providing subadvisory services to the Fund on August 15, 2013.  At the October Meeting, the Board terminated the subadvisory agreement between FAV and FT India, and approved an amendment to TAML’s subadvisory agreement reflecting a fee change corresponding to TAML’s new role as sole portfolio manager for the ASEAN region.

What services does TAML provide to the Fund?

TAML covers the ASEAN region.  As noted above, upon Mr. Rajah's transfer to TAML, he is no longer subject to the rules restricting Indian investment advisers from providing advice to both Indian and non-Indian clients and has assumed complete responsibility for providing discretionary investment management services with regard to portfolio construction and execution involving the ASEAN region.  FT India, however, continues to provide research used by the Fund’s portfolio managers to select securities for the Fund.

Why was FTIME appointed as a New Subadviser?

The Fund invests in growth-oriented equity securities of companies listed on the stock markets in regions/countries across the globe.  FAV is currently responsible for investments in the securities of companies in Africa, Asia and the Middle East by virtue of its “catch-all” authority under the investment management agreement between FAV and the Trust for countries not covered by a subadviser.

FTIME, an Affiliated Subadviser, recently became a registered as an investment adviser with the SEC, and is now eligible to provide investment services to the Fund.  FTIME has its main office in Dubai, United Arab Emirates, and is dedicated to investing in the MENA region, including Egypt, Jordan, Lebanon, Saudi Arabia, Qatar, Oman, the United Arab Emirates, Bahrain,  Kuwait, and Morocco.  FTIME employs growth, core and hybrid investing styles and has capabilities regarding MENA region fixed income and equity securities as well as the global Sukuk (Islamic law/Shariah compliant investments) market.

In order to gain a broader local knowledge of securities in the MENA region, FAV recommended that the Board approve the FTIME Subadvisory Agreement.  At the October Meeting, the Board, including a majority of the Independent Trustees, approved the FTIME Subadvisory Agreement.  FTIME began providing subadvisory services to the Fund in October 2013.

What services does FTIME provide to the Fund?

FTIME covers the MENA region.  Following Board approval of the FTIME Subadvisory Agreement, FTIME assumed responsibility for providing investment management services with regard to portfolio construction and execution involving the MENA region.

Has the addition of TAML and FTIME increased the Fund’s fees and expenses?

The addition of TAML and FTIME as subadvisers to the Fund, and the reallocation of all investment responsibilities regarding the ASEAN region to TAML, has had no impact on the investment management fees charged to the Fund or the fees paid by Fund shareholders, because the fees paid by FAV to both TAML and FTIME are deducted from the fees paid by the Fund to FAV.  The changes in the investment management structure for the Fund have not materially changed the manner in which the Fund seeks to achieve its investment goal or in the level of services that are provided to the Fund.

Information about TAML

TAML, with its principal offices at 7 Temasek Blvd. #38-03, Suntec Tower One, Singapore, is a Singapore company and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940.  TAML is a wholly-owned subsidiary of Franklin Templeton Capital Holdings Private Limited (“FTCHPL”), which is a wholly-owned subsidiary of Templeton International, Inc. (“TII”), which is a wholly-owned subsidiary of Templeton Worldwide, Inc. (“TWI”), which is a wholly-owned subsidiary of Franklin Resources, Inc. (“FRI”).  FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94404-1906.  The principal shareholders of FRI are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.2% and 17.0%, respectively, of its outstanding shares as of August 31, 2013.  The shares deemed to be beneficially owned by Charles Johnson include certain shares held by two private charitable foundations, of which he disclaims beneficial ownership.  The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership.  Rupert H. Johnson, Jr. is a Trustee of the Trust.  TII’s and TWI’s principal office is located at 300 S.E. 2nd Street, 11th Floor, Fort Lauderdale, Florida 33301.  FTCHPL’s principal office is located at 7 Temasek Blvd., #38-03, Suntec Tower One, Singapore.

The following table sets forth the names, titles and principal business addresses of each principal executive officer and director of TAML:

Name and Address	Title
Dennis Chong Boon Lim 7 Temasek Blvd., #38-03 Suntec Tower One Singapore	Co-Chief Executive Officer, Director
Stephen Grundlingh 7 Temasek Blvd., #38-03 Suntec Tower One Singapore	Co-Chief Executive Officer, Director
Kellie A. Hargraves The Adelphi 1 - 11 John Adam Street London WC2N 6HT United Kingdom	Chief Compliance Officer
Vijay C. Advani One Franklin Parkway San Mateo, CA 94403	Director
Gregory E. McGowan 300 S.E. 2nd Street 11th Floor Fort Lauderdale, FL 33301	Director
Jed A. Plafker One Franklin Parkway San Mateo, CA 94403	Director
Wai Kwok Tom Wu 17th Floor, Chater House 8 Connaught Road Central Hong Kong	Director
Sean Chee Hong Chong 7 Temasek Blvd., #38-03 Suntec Tower One Singapore	Company Secretary

Below is a chart that lists the investment objective, investment management agreement contractual fee rate and net assets for those mutual funds that have an investment objective and principal investment strategies that are similar to the Fund and to which TAML serves as investment adviser or subadviser.

Fund Name	Investment Objective/Strategy	Contractual Fee Rate†	Net Assets of Fund as of 6/30/13 (millions)
Templeton Global Opportunities Trust (TAML serves as subadviser)	Long-term capital growth by investing at least 65% of its total assets in equity securities of companies located anywhere in the world including developing or emerging market countries

TAML receives a fee equal to 90% of the advisory fee paid to the Fund’s investment manager less any amount paid to another subadviser. The investment manager for such Fund receives:

•         0.75% of the value of net assets up to and including $1 billion;

•         0.73% of the value of daily net assets over $1 billion, up to and including $5 billion;

•         0.71% of the value of daily net assets over $5 billion, up to and including $10 billion;

•         0.69% of the value of daily net assets over $10 billion, up to and including $15 billion;

•         0.67% of the value of daily net assets over $15 billion, up to and including $20 billion;

•         0.65% of the value of daily net assets over $20 billion.

			$583.40
Templeton Developing Markets Trust	Long-term capital appreciation by investing at least 80% of its net assets in securities of companies located or operating in developing market countries.	• 1.10% of the value of net assets up to and including $1 billion; • 1.05% of the value of net assets over $1 billion, up to and including $5 billion; • 1.00% of the value of net assets over $5 billion, up to and including $10 billion; • 0.95% of the value of net assets over $10 billion, up to and including $15 billion; • 0.90% of the value of net assets over $15 billion, up to and including $20 billion; • 0.85% of the value of net assets over $20 billion.	$2,070.90
Templeton Emerging Markets Small Cap Fund	Long-term capital appreciation by investing at least 80% of its net assets in securities of small-cap companies located in emerging market countries.	• 1.45% of the value of net assets up to and including $1 billion; • 1.40% of the value of net assets over $1 billion, up to and including $5 billion; • 1.35% of the value of net assets over $5 billion, up to and including $10 billion; • 1.30% of the value of net assets over $10 billion, up to and including $15 billion; • 1.25% of the value of net assets over $15 billion, up to and including $20 billion; • 1.20% of the value of net assets over $20 billion.	$372.50
Templeton BRIC Fund	Long-term capital appreciation by investing at least 80% of its net assets in securities of “BRIC (Brazil, Russia, India or China) companies.”	• 1.30% of the value of net assets up to and including $1 billion; • 1.25% of the value of net assets over $1 billion, up to and including $5 billion; • 1.20% of the value of net assets over $5 billion, up to and including $10 billion; • 1.15% of the value of net assets over $10 billion, up to and including $15 billion; • 1.10% of the value of net assets over $15 billion, up to and including $20 billion; • 1.05% of the value of net assets over $20 billion.	$298.60
Templeton Asian Growth Fund	Long-term capital appreciation by investing at least 80% of its net assets in securities of companies located in the Asia region (excluding Australia, New Zealand and Japan).	• 1.30% of the value of net assets up to and including $1 billion; • 1.25% of the value of net assets over $1 billion up to and including $5 billion; • 1.20% of the value of net assets over $5 billion up to and including $10 billion; • 1.15% of the value of net assets over $10 billion up to and including $15 billion; • 1.10% of the value of net assets over $15 billion up to and including $20 billion; • 1.05% of the value of net assets over $20 billion.	$12.20
Templeton China World Fund	Long-term capital appreciation by investing at least 80% of its net assets in securities of “China companies.”	• 1.10% of the value of net assets up to and including $1 billion; • 1.05% of the value of net assets over $1 billion, up to and including $5 billion; • 1.00% of the value of net assets over $5 billion, up to and including $10 billion; • 0.95% of the value of net assets over $10 billion, up to and including $15 billion; • 0.90% of the value of net assets over $15 billion, up to and including $20 billion; • 0.85% of the value of net assets over $20 billion.	$890.60
Templeton Frontier Markets Fund	Long-term capital appreciation by investing at least 80% of its net assets in securities of companies located in “frontier market countries” which includes countries located in Central and Eastern Europe, Africa, the Middle East, Asia and Central and South America.	• 1.45% of the value of net assets up to and including $1 billion; • 1.40% of the value of net assets over $1 billion, up to and including $5 billion; • 1.35% of the value of net assets over $5 billion, up to and including $10 billion; • 1.30% of the value of net assets over $10 billion, up to and including $15 billion; • 1.25% of the value of net assets over $15 billion, up to and including $20 billion; • 1.20% of the value of net assets over $20 billion.	$1,271.80

† For each such Fund, TAML has waived a portion of its investment management fee.

INFORMATION ABOUT FTIME

            FTIME has its offices at Level 2, East Wing, The Gate Building, Dubai International Financial Centre, Dubai, United Arab Emirates.  It is a corporation organized under the laws of and based in the United Arab Emirates and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940.  FTIME is a wholly owned subsidiary of TII, which is a wholly-owned subsidiary of TWI, which is a wholly-owned subsidiary of FRI.

            The following table sets forth the names, titles and principal business addresses of each principal executive officer and director of FTIME:

Name and Address	Title
Adam Quaife Dubai International Financial Centre Gate Building, East Wing, Level 2 P.O. Box 506613 Dubai, U.A.E.	Chief Executive Officer, Senior Executive Office, Director
Jose Luis Perez 8A Rue Borschette L-1246, Luxembourg	Chief Compliance Officer
Stephen H. Dover One Franklin Parkway San Mateo, CA 94403	Director
Hamed Ahmed Mohd Aqil Kazim Dubai International Financial Centre Gate Building, East Wing, Level 2 P.O. Box 506613 Dubai, U.A.E.	Director
Mohieddine Kronfol Dubai International Financial Centre Gate Building, East Wing, Level 2 P.O. Box 506613 Dubai, U.A.E.	Director
Vivek Kudva Indiabulls Finance Centre 12th and 13th Floor, Tower 2 Senapati Bapat Marg Elphinstone (West) Mumbai, India 400013	Chairman
Ziad Makkawi Dubai International Financial Centre Gate Building, East Wing, Level 2 P.O. Box 506613 Dubai, U.A.E.	Director
Mark J.B. Mobius 17th Floor, The Chater House 8 Connaught Road Central Hong Kong	Director
Natasha Bukhari Dubai International Financial Centre Gate Building, East Wing, Level 2 P.O. Box 506613 Dubai, U.A.E.	Company Secretary

FTIME does not advise or subadvise any other U.S. registered investment companies with an investment objective similar to the Fund.

The name and business experience of the personnel of FTIME who will serve as portfolio managers of the Fund are as follows:

Bassel Khatoun         Co-Head of MENA Equity and Portfolio Manager of FTIME

Mr. Khatoun has been in the investment industry since 2002.  He joined Algebra Capital Limited (now known as FTIME) in April 2007 and has been managing portfolios in Saudi Arabia, Oman and Tunisia.  Mr. Khatoun earned his B.A. degree with 1st class honors in philosophy, politics and economics from Oxford University.

Salah Shamma           Co-Head of MENA Equity and Portfolio Manager of FTIME

Mr. Shamma has been in the investment industry since 2002 and joined Algebra Capital (now known as FTIME) in January 2007 as an equity portfolio manager.    Mr. Shamma earned his bachelor of arts from the American University of Beirut, majoring in business, with an emphasis on finance.

material terms of the New subadvisory agreements

Below is a summary of the material terms of the New Subadvisory Agreements.  The terms are substantially similar to the terms of other subadvisory agreements FAV has with the other Affiliated Subadvisers for the Fund.  The TAML Subadvisory Agreement is attached as Exhibit A.  The FTIME Subadvisory Agreement is attached as Exhibit B.

Services.  Subject to the overall policies, direction and review of the Board and to the instructions and supervision of FAV, TAML or FTIME, as appropriate, provides certain investment advisory services for a portion of the Fund as agreed upon from time to time by FAV and TAML or FTIME, including (i) management of the investment and reinvestment of that portion of the Fund’s assets allocated to TAML or FTIME by FAV from time to time (the “Subadvised Portion”) and, (ii) investment research and advice with respect to securities and investments in the ASEAN region with respect to TAML and the MENA region with respect to FTIME.  TAML or FTIME, as appropriate, determines what securities and other investments will be purchased, retained or sold by the Subadvised Portion, and generally places all purchase and sale orders with respect to the Subadvised Portion.

Management Fees.  Under the TAML Subadvisory Agreement, FAV pays TAML, out of the advisory fee paid to FAV by the Fund, a fee as compensation for all services equal to an annual rate of 0.85% of the average daily net asset value of the Fund multiplied by TAML’s portion of the MSCI All Country World Plus Frontier Markets Index (the “Index”).

Under the FTIME Subadvisory Agreement, FAV pays FTIME, out of the advisory fee paid to FAV by the Fund, a fee as compensation for all services equal to an annual rate of 0.85% of the average daily net asset value of the Fund multiplied by FTIME’s portion of the Index.

FAV, TAML and FTIME share on a pro rata basis, along with any other subadvisers to the Fund, in any voluntary reduction or waiver by FAV of the management fee due FAV under the investment management agreement between the Fund and FAV.

Payment of Expenses.  During the term of New Subadvisory Agreements, TAML and FTIME will pay all expenses incurred, respectively, in connection with the activities to be provided by TAML and FTIME under the agreements other than the cost of securities (including brokerage commissions, if any) purchased by the Fund.

Brokerage.  In performing the services described above, TAML and FTIME shall use their best efforts to obtain for the Fund the most favorable price and execution available.  Subject to prior authorization of appropriate policies and procedures by the Board, TAML and FTIME may, to the extent authorized by law and in accordance with the terms of the Fund’s prospectus and statement of additional information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker.

Continuance.  The TAML Subadvisory Agreement will continue until August 15, 2015, unless earlier terminated.  The FTIME Subadvisory Agreement will continue until October 30, 2015, unless earlier terminated.  As provided therein, the TAML Subadvisory Agreement and the FTIME Subadvisory Agreement are each thereafter renewable annually for successive periods not to exceed one year (i) by a vote of the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a vote of the majority of the Board  who are not “interested persons” of any party to the New Subadvisory Agreements, by a vote cast in person at a meeting called for the purpose of voting on such approval.

Termination.  The TAML Subadvisory Agreement and the FTIME Subadvisory Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days’ written notice to FAV and TAML or FTIME, and by FAV, TAML or FTIME upon sixty days’ written notice to the other party.

Standard of Care.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the TAML Subadvisory Agreement or the FTIME Subadvisory Agreement, TAML, FTIME or any of its directors, officers, employees or affiliates are not subject to liability to FAV or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services under the TAML Subadvisory Agreement or the FTIME Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency to be liable to the Fund or any shareholder (a “liability”), for any acts undertaken by TAML or FTIME pursuant to authority delegated in the TAML Subadvisory Agreement or the FTIME Subadvisory Agreement, TAML or FTIME shall indemnify and save FAV and each of its affiliates, officers, directors and employees ( each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

What factors did the Board consider when approving the New  Subadvisory Agreements?

At the July Meeting, FAV recommended that the Board approve the TAML Subadvisory Agreement, and the Board, including a majority of the Independent Trustees of the Fund, approved the TAML Subadvisory Agreement.  At the October Meeting, FAV recommended that the Board approve an increase in compensation to be paid to TAML by FAV, and the Board, including a majority of the Independent Trustees of the Fund, approved the increased compensation to be paid to TAML by FAV.   At the October Meeting, FAV recommended that the Board approve the FTIME Subadvisory Agreement, and the Board, including a majority of the Independent Trustees of the Fund, approved the FTIME Subadvisory Agreement.  The following sets forth some of the primary information and factors relevant to the Board’s decisions.  This discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.

In making the foregoing approvals, the Independent Trustees received assistance and advice from their independent counsel and considered various materials related to the TAML Subadvisory Agreement and the FTIME Subadvisory Agreement including (1) a copy of the proposed form of TAML Subadvisory Agreement and FTIME Subadvisory Agreement; (2) the reasons for FAV’s recommendations; (3) information describing the nature, quality and extent of services that TAML and FTIME would provide to the Fund, and the proposed subadvisory fees payable to TAML and FTIME; and (4) information concerning TAML’s and FTIME’s investment team, including biographical information for the investment professionals that would be responsible for the day-to-day management of TAML’s and FTIME’s allocated portion of the Fund’s portfolio.

The Board’s decision to approve the TAML Subadvisory Agreement and FTIME Subadvisory Agreement took into account several factors, including, but not limited to the following:  (1) the experience and quality of TAML’s and FTIME’s investment teams; (2) the policies of TAML and FTIME as to various matters, including brokerage allocation, proxy voting, and the code of ethics as applied to their employees, being the same or substantially the same as those of other U.S. registered Franklin Templeton investment managers; (3) the terms of the TAML Subadvisory Agreement and FTIME Subadvisory Agreement being substantially similar to the terms of other subadvisory agreements FAV has with the other Affiliated Subadvisers for the Fund; (4) TAML’s and FTIME’s provision of discretionary services to the Fund having no impact on the amount of investment management fees paid by the Fund since fees received by TAML and FTIME will be deducted from fees that are paid by the Fund to FAV; (5) with respect to the TAML Sub Advisory Agreement, the advantages to the Fund from a continuity perspective of having Mr. Rajah serving as a portfolio manager; and (6) with respect to the FTIME Sub Advisory Agreement, the experience of FTIME in the MENA region as well as the East and Emerging Markets region, and the fact that none of the Fund’s other subadvisory agreements provide for explicit investment advice concerning the MENA region.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees—including a majority of the Independent Trustees—with the assistance of independent counsel approved the New Subadvisory Agreements, including the fees payable thereunder, with TAML and FTIME for the Fund.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Investment Manager and Affiliated Subadvisers

FAV currently serves as the Fund’s investment manager pursuant to an amended and restated investment management agreement dated May 1, 2013 with FAV and the Trust (the “Management Agreement”).  The Management Agreement was last approved by the Board, including the Independent Trustees, on April 16, 2013 and by Fund shareholders on December 16, 2010.   FAV’s principal offices are located at One Franklin Parkway, San Mateo, California 94404-1906.  FAV, along with its affiliates, manages, as of September 30, 2013, approximately $844 billion in assets, and has been in the investment management business since 1947.  FAV is a wholly owned subsidiary of FRI.  The Trustees of the Trust who are affiliated with FAV or its affiliates and certain officers of the Trust who are shareholders of FRI are not compensated by the Trust or the Fund for their services, but may receive indirect remuneration due to their participation in management and advisory fees received by FAV and their affiliates from the Fund.

The Trust employs FAV to manage the investment and reinvestment of the Fund’s assets (“Assets”), to administer its affairs and to provide or procure, as applicable, administrative and other services, subject to the oversight of the Board.  Under the Management Agreement, FAV is responsible for (i) allocating the investment of the Assets across countries and regions globally, including the allocation of Assets, for investment and reinvestment among itself and the various subadvisers to the Fund, as may be retained from time to time by the Manager, and (ii) managing the investment and reinvestment of that portion of the Fund’s Assets allocated from time to time for investment in the United States and such other countries and regions that are not otherwise managed by a subadviser and providing investment research and advice regarding such countries and regions, all in accordance with the investment objectives and policies of the Fund and any directions which the Trust’s Board, with respect to Assets, may issue from time to time.

The Fund pays FAV a fee equal to the annual rate of 1.05% of the value of net assets up to and including $1 billion; 1.00% of the value of net assets over $1 billion up to and including $4 billion; and 0.95% of the value of net assets over $4 billion.  For the fiscal year ended October 31, 2012, FAV agreed to:  (1) reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund; and (2) reduce its fees as a result of the Fund’s investment in Franklin India Growth Fund.  In addition, FAV has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.25% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until February 28, 2014.  The management fees before and after such waiver for the fiscal year ended October 31, 2012 were 0.85% and 0.44%, respectively.  For the fiscal year ended October 31, 2012, the aggregate amount of the investment management fees paid by the Fund to FAV was $122,382 (after fee waivers).  Investment management fees before waivers totaled $235,116.

The Fund’s current subadvisers are Franklin Templeton Investimentos (Brasil) Ltda. (providing investment advice with respect to investments in Brazil), Franklin Templeton Investments Corp. (providing investment advice with respect to investments in Canada), Franklin Templeton Investment Management Limited (providing investment advice with respect to European and Israeli investments), and Franklin Templeton Investment Trust Management Co., Ltd. (providing investment advice with respect to investments in Korea and Taiwan).

FAV compensates each subadviser for providing investment advice and analysis regarding investments in that subadviser’s assigned countries or geographic regions and for managing that portion of the Fund’s Assets allocated to it from time to time by the investment manager.  FAV pays each of the subadvisers for their services from the management fees it receives from the Fund.

The Administrator

The administrator for the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906.  FT Services is an indirect, wholly-owned subsidiary of FRI and an affiliate of FAV and TAML.  Pursuant to a contract for sub-administrative services, FT Services performs certain administrative functions for the Fund.  For the fiscal year ended October 31, 2012, FT Services received $0 and waived $55,330 in fees for administrative services to the Fund.

The Underwriter

The principal underwriter for the Trust is Franklin Templeton Distributors, Inc. (“Distributors”), One Franklin Parkway, San Mateo, California 94403-1906.  As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board for the Fund, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.  Distributors received $21,876 in total commissions in connection with the offering of the Fund’s Class A, C, and R shares and retained $3,427 for the fiscal year ended October 31, 2012.  Distributors also received $320 in connection with the redemption or re-purchase of shares for the fiscal year ended October 31, 2012.  For the fiscal year ended October 31, 2012, Distributors received $459 under the Fund’s Class A distribution and service plan and $27 under the Fund’s Class C distribution and service plan.

The Transfer Agent

The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.  For the fiscal year ended October 31, 2012, the Fund paid transfer agent fees of $11,840 of which $6,141 was retained by FTIS.

Other Matters

The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge.  To obtain a copy, please call (800) DIAL BEN/ (800) 342-5236 or send a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.  A discussion of the basis for the Board’s approval of the Management Agreement is available in the Fund’s semi-annual report for the fiscal period ended April 30, 2013.

Principal Shareholders

The outstanding shares and classes of the Fund as of September 30, 2013 are set forth in Exhibit C.

From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund.  To the knowledge of the Fund’s management, as of September 30, 2013, there were no other entities, except as set forth in Exhibit C, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

In addition, to the knowledge of the Trust’s management, as of September 30, 2013, no Trustee of the Trust owned 1% or more of the outstanding shares of any class of the Fund (except as shown in Exhibit C).  The Trustees and officers, as a group, of the Trust owned less than 1% of the outstanding shares of each class of shares of the Fund.

Contacting the Board

If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices, One Franklin Parkway, San Mateo, CA 94403-1906, Attention:  Secretary.  The correspondence will be given to the Board for review and consideration.

By Order of the Board of Trustees,

/s/  Karen L. Skidmore

Karen L. Skidmore

Vice President and Secretary

November 13, 2013

EXHIBIT A

TEMPLETON ASSET MANAGEMENT LIMITED SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT

FRANKLIN TEMPLETON INTERNATIONAL TRUST

on behalf of

FRANKLIN WORLD PERSPECTIVES FUND

THIS SUBADVISORY AGREEMENT made as of August 15, 2013 and amended as of October 30, 2013 by and between FRANKLIN ADVISERS, INC., a corporation organized and existing under the laws of the State of California (hereinafter called “FAV”), and TEMPLETON ASSET MANAGEMENT LIMITED, a corporation organized under the laws of and based in Singapore (hereinafter called “TAML”).

WITNESSETH

WHEREAS, FAV and TAML are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment advice, and investment management services, as an independent contractor; and

WHEREAS, FAV, has been retained to render investment advisory services to Franklin World Perspectives Fund (the “Fund”), a series of Franklin Templeton International Trust (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, FAV desires to retain TAML to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and TAML is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.         FAV hereby retains TAML and TAML hereby accepts such engagement, to furnish certain investment advisory services with respect to certain assets of the Fund, as more fully set forth herein.

(a)        Subject to the overall policies, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of FAV, TAML will provide certain investment advisory services for a portion of the Fund as agreed upon from time to time by FAV and TAML, including (i) management of the investment and reinvestment of that portion of the Fund’s assets allocated to TAML by FAV from time to time (the “Subadvised Portion”) and, (ii) investment research and advice with respect to securities and investments in the countries and regions identified in Exhibit A hereto, as may be amended from time to time.  TAML will determine what securities and other investments will be purchased, retained or sold by the Subadvised Portion, and will place all purchase and sale orders with respect to the Subadvised Portion except that orders regarding U.S. domiciled securities and money market instruments may also be placed by FAV.

(b)        In performing these services, TAML shall adhere to the Fund’s investment goal(s), policies and restrictions as contained in the Fund’s current Prospectus and Statement of Additional Information, and in the Trust’s Amended and Restated Agreement and Declaration of Trust and Bylaws, and to the investment guidelines most recently established by FAV (all as may be amended from time to time) and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

(c)        Unless otherwise instructed by FAV or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Board, TAML shall report daily all transactions effected by TAML on behalf of the Fund with respect to the Subadvised Portion to FAV and to other entities as reasonably directed by FAV or the Board.

(d)       TAML shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund with respect to the Subadvised Portion and its proposed strategy for the next quarter, all in such form and detail as requested by the Board.  TAML shall also make an investment officer available to attend such meetings of the Board as the Board may reasonably request.

(e)        In carrying out its duties hereunder, TAML shall comply with all reasonable instructions of the Fund, the Board or FAV in connection therewith.  Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Board or by any other person authorized by a resolution of the Board, provided a certified copy of such resolution has been supplied to TAML.

2.         In performing the services described above, TAML shall use its best efforts to obtain for the Fund the most favorable price and execution available.  Subject to prior authorization of appropriate policies and procedures by the Board, TAML may, to the extent authorized by law and in accordance with the terms of the Fund’s Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker.  To the extent authorized by applicable law, TAML shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.         (a)        TAML shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Fund in any way, or in any way be deemed an agent for FAV or the Fund.

(b)        It is understood that the services provided by TAML are not to be deemed exclusive.  FAV acknowledges that TAML may have investment responsibilities, or render investment advice to, or perform other investment advisory services, for individuals or entities, including other investment companies registered pursuant to the 1940 Act, (“Clients”) which may invest in the same type of securities as the Fund.  FAV agrees that TAML may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund.

4.         TAML agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

5.         FAV has furnished or will furnish to TAML as soon as available copies properly certified or authenticated of each of the following documents:

(a)        the Trust’s Certificate of Trust, as filed with the Secretary of State of Delaware on March 22, 1991, and any other organizational documents and all amendments thereto or restatements thereof;

(b)        resolutions of the Trust’s Board of Trustees authorizing the appointment of TAML and approving this Agreement;

(c)        the Trust’s amended Notification of Registration on Form N-8A under the 1940 Act as filed with the SEC and all amendments thereto;

(d)       the Trust’s current Registration Statement on Form N-1A under the Securities Act of 1933, as amended and under the 1940 Act as filed with the SEC, and all amendments thereto, as it relates to the Fund;

(e)        the Fund’s most recent Prospectus and Statement of Additional Information; and

(f)        the Investment Management Agreement between the Fund and FAV.

FAV will furnish TAML with copies of all amendments of or supplements to the foregoing documents.

6.         TAML will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where TAML may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

7.         (a)        In payment for the investment subadvisory services to be rendered by TAML hereunder, FAV shall pay a monthly fee in U.S dollars to TAML equal to 0.0708% (1/12th of 0.85%) multiplied by the average net asset value of the Fund times TAML’s Portion of the Index.  For purposes of calculating such fee, (i) the net asset value of the Fund shall be determined in the same manner that the Fund uses to compute its net asset value for purposes of pricing purchases and redemptions of its shares, all as set forth more fully in the Fund’s then current prospectus and statement of additional information; (ii) the Index means the “MSCI All Country World Plus Frontier Markets Index” and any successor index thereto; and (iii) TAML’s Portion of the Index means the percentage of the Index represented by securities classified in those countries identified in Exhibit A hereto, including any successors to or replacements for such countries as identified by MSCI from time to time.  TAML’s Portion of the Index shall be recalculated at least quarterly on a calendar year basis.

(b)        FAV and TAML shall share on a pro rata basis, along with any other subadvisers to the Fund, in any voluntary reduction or waiver by FAV of the management fee due FAV under the Investment Management Agreement between FAV and the Fund.

(c)        If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

8.         (a)        In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of TAML, neither TAML nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)        Notwithstanding paragraph 8(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency to be liable to the Fund or any shareholder (a “liability”), for any acts undertaken by TAML pursuant to authority delegated as described in Paragraph 1(a), TAML shall indemnify and save FAV and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

(c)        No provision of this Agreement shall be construed to protect any director or officer of FAV or TAML, from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

9.         During the term of this Agreement, TAML will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.  The Fund and FAV will be responsible for all of their respective expenses and liabilities.

10.       This Agreement shall be effective as of the date given above, and shall continue in effect for two years.  It is renewable annually thereafter so long as such continuance is specifically approved at least annually by (i) by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

11.       This Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to FAV and TAML, and by FAV or TAML upon sixty (60) days’ written notice to the other party.

12.       This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and in the event of any act or event that terminates the Investment Management Agreement between FAV and the Fund.

13.       In compliance with the requirements of Rule 31a-3 under the 1940 Act, TAML hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request.  TAML further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a‑1 under the 1940 Act.

14.       This Agreement may not be materially amended without the written consent of FAV and TAML.

15.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

16.       The terms “majority of the outstanding voting securities” of the Fund and "interested persons" shall have the meanings as set forth in the 1940 Act.

17.       This Agreement shall be interpreted in accordance with and governed by the laws of the State of California of the United States of America.

18.       TAML acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Agreement and Declaration of Trust.  TAML agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund, and that TAML shall not seek satisfaction of any such obligation from any shareholders of the Fund nor from any trustee, officer, employee or agent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers.

FRANKLIN ADVISERS, INC.

By:      /s/EDWARD B. JAMIESON

Edward B. Jamieson

Title:    President and Chief Executive Officer

 TEMPLETON ASSET MANAGEMENT LIMITED

By:      /s/STEPHEN E. GRUNDLINGH

Stephen E. Grundlingh

Title:    Co-Chief Executive Officer

Franklin World Perspectives Fund hereby acknowledges and agrees to the provisions of paragraphs 8(a) and 9 of this Agreement.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

on behalf of FRANKLIN WORLD PERSPECTIVES FUND

By:      /s/STEVEN J. GRAY

Steven J. Gray

Title:    Vice President & Assistant Secretary

Exhibit A

Asia Pacific region including:

Australia

China

Hong Kong

India

Indonesia

Macao

Malaysia

New Zealand

Philippines

Singapore

Sri Lanka

Thailand

Vietnam

But excluding:

Japan

South Korea

Taiwan

EXHIBIT B

FRANKLIN TEMPLETON INVESTMENTS (ME) LIMITED SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT

FRANKLIN TEMPLETON INTERNATIONAL TRUST

on behalf of

FRANKLIN WORLD PERSPECTIVES FUND

THIS SUBADVISORY AGREEMENT made as of October 30, 2013 by and between FRANKLIN ADVISERS, INC., a corporation organized and existing under the laws of the State of California (hereinafter called “FAV”), and FRANKLIN TEMPLETON INVESTMENTS (ME) LIMITED, a corporation organized under the laws of and based in the United Arab Emirates (hereinafter called “FTIME”).

WITNESSETH

WHEREAS, FAV and FTIME are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment advice, and investment management services, as an independent contractor; and

WHEREAS, FAV, has been retained to render investment advisory services to Franklin World Perspectives Fund (the “Fund”), a series of Franklin Templeton International Trust (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, FAV desires to retain FTIME to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and FTIME is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.         FAV hereby retains FTIME and FTIME hereby accepts such engagement, to furnish certain investment advisory services with respect to certain assets of the Fund, as more fully set forth herein.

(a)        Subject to the overall policies, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of FAV, FTIME will provide certain investment advisory services for a portion of the Fund as agreed upon from time to time by FAV and FTIME, including (i) management of the investment and reinvestment of that portion of the Fund’s assets allocated to FTIME by FAV from time to time (the “Subadvised Portion”) and, (ii) investment research and advice with respect to securities and investments in the countries and regions identified in Exhibit A hereto, as may be amended from time to time.  FTIME will determine what securities and other investments will be purchased, retained or sold by the Subadvised Portion, and will place all purchase and sale orders with respect to the Subadvised Portion except that orders regarding U.S. domiciled securities and money market instruments may also be placed by FAV.

(b)        In performing these services, FTIME shall adhere to the Fund’s investment goal(s), policies and restrictions as contained in the Fund’s current Prospectus and Statement of Additional Information, and in the Trust’s Amended and Restated Agreement and Declaration of Trust and Bylaws, and to the investment guidelines most recently established by FAV (all as may be amended from time to time) and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

(c)        Unless otherwise instructed by FAV or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Board, FTIME shall report daily all transactions effected by FTIME on behalf of the Fund with respect to the Subadvised Portion to FAV and to other entities as reasonably directed by FAV or the Board.

(d)       FTIME shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund with respect to the Subadvised Portion and its proposed strategy for the next quarter, all in such form and detail as requested by the Board.  FTIME shall also make an investment officer available to attend such meetings of the Board as the Board may reasonably request.

(e)        In carrying out its duties hereunder, FTIME shall comply with all reasonable instructions of the Fund, the Board or FAV in connection therewith.  Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Board or by any other person authorized by a resolution of the Board, provided a certified copy of such resolution has been supplied to FTIME.

2.         In performing the services described above, FTIME shall use its best efforts to obtain for the Fund the most favorable price and execution available.  Subject to prior authorization of appropriate policies and procedures by the Board, FTIME may, to the extent authorized by law and in accordance with the terms of the Fund’s Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker.  To the extent authorized by applicable law, FTIME shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.         (a)        FTIME shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Fund in any way, or in any way be deemed an agent for FAV or the Fund.

(b)        It is understood that the services provided by FTIME are not to be deemed exclusive.  FAV acknowledges that FTIME may have investment responsibilities, or render investment advice to, or perform other investment advisory services, for individuals or entities, including other investment companies registered pursuant to the 1940 Act, (“Clients”) which may invest in the same type of securities as the Fund.  FAV agrees that FTIME may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund.

4.         FTIME agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

5.         FAV has furnished or will furnish to FTIME as soon as available copies properly certified or authenticated of each of the following documents:

(a)        the Trust’s Certificate of Trust, as filed with the Secretary of State of Delaware on March 22, 1991, and any other organizational documents and all amendments thereto or restatements thereof;

(b)        resolutions of the Trust’s Board of Trustees authorizing the appointment of FTIME and approving this Agreement;

(c)        the Trust’s amended Notification of Registration on Form N-8A under the 1940 Act as filed with the SEC and all amendments thereto;

(d)       the Trust’s current Registration Statement on Form N-1A under the Securities Act of 1933, as amended and under the 1940 Act as filed with the SEC, and all amendments thereto, as it relates to the Fund;

(e)        the Fund’s most recent Prospectus and Statement of Additional Information; and

(f)        the Investment Management Agreement between the Fund and FAV.

            FAV will furnish FTIME with copies of all amendments of or supplements to the foregoing documents.

6.         FTIME will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FTIME may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

7.         (a)        In payment for the investment subadvisory services to be rendered by FTIME hereunder, FAV shall pay a monthly fee in U.S dollars to FTIME equal to 0.0708% (1/12th of 0.85%) multiplied by the average net asset value of the Fund times FTIME’s Portion of the Index.  For purposes of calculating such fee, (i) the net asset value of the Fund shall be determined in the same manner that the Fund uses to compute its net asset value for purposes of pricing purchases and redemptions of its shares, all as set forth more fully in the Fund’s then current prospectus and statement of additional information; (ii) the Index means the “MSCI All Country World Plus Frontier Markets Index” and any successor index thereto; and (iii) FTIME’s Portion of the Index means the percentage of the Index represented by securities classified in those countries identified in Exhibit A hereto, including any successors to or replacements for such countries as identified by MSCI from time to time.  FTIME’s Portion of the Index shall be recalculated at least quarterly on a calendar year basis.

(b)        FAV and FTIME shall share on a pro rata basis, along with any other subadvisers to the Fund, in any voluntary reduction or waiver by FAV of the management fee due FAV under the Investment Management Agreement between FAV and the Fund.

(c)        If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

8.         (a)        In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FTIME, neither FTIME nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)        Notwithstanding paragraph 8(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency to be liable to the Fund or any shareholder (a “liability”), for any acts undertaken by FTIME pursuant to authority delegated as described in Paragraph 1(a), FTIME shall indemnify and save FAV and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

(c)        No provision of this Agreement shall be construed to protect any director or officer of FAV or FTIME, from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

9.         During the term of this Agreement, FTIME will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.  The Fund and FAV will be responsible for all of their respective expenses and liabilities.

10.       This Agreement shall be effective as of the date given above, and shall continue in effect for two years.  It is renewable annually thereafter so long as such continuance is specifically approved at least annually by (i) by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

11.       This Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to FAV and FTIME, and by FAV or FTIME upon sixty (60) days’ written notice to the other party.

12.       This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and in the event of any act or event that terminates the Investment Management Agreement between FAV and the Fund.

13.       In compliance with the requirements of Rule 31a-3 under the 1940 Act, FTIME hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request.  FTIME further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

14.       This Agreement may not be materially amended without the written consent of FAV and FTIME.

15.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

16.       The terms “majority of the outstanding voting securities” of the Fund and "interested persons" shall have the meanings as set forth in the 1940 Act.

17.       This Agreement shall be interpreted in accordance with and governed by the laws of the State of California of the United States of America.

18.       FTIME acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Agreement and Declaration of Trust.  FTIME agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund, and that FTIME shall not seek satisfaction of any such obligation from any shareholders of the Fund nor from any trustee, officer, employee or agent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers.

FRANKLIN ADVISERS, INC.

By:      /s/EDWARD B. JAMIESON

Edward B. Jamieson

Title:    President and Chief Executive Officer

 FRANKLIN TEMPLETON INVESTMENTS (ME) LIMITED

By:      /s/ADAM JULIAN QUAIFE

Adam Julian Quaife

Title:    Chief Executive Officer and Senior Executive Officer

Franklin World Perspectives Fund hereby acknowledges and agrees to the provisions of paragraphs 8(a) and 9 of this Agreement.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

on behalf of FRANKLIN WORLD PERSPECTIVES FUND

By:      /s/STEVEN J. GRAY

Steven J. Gray

Title:    Vice President & Assistant Secretary

Exhibit A

Middle East-North Africa region including:

Egypt

Jordan

Lebanon

Saudi Arabia

Qatar

Oman

the United Arab Emirates

Bahrain

Kuwait

Morocco

EXHIBIT C

OUTSTANDING SHARES OF THE FRANKLIN WORLD PERSPECTIVES FUND AS OF SEPTEMBER 30, 2013

Franklin World Perspectives Fund	Outstanding Shares
Class A Shares	1,341,625
Class C Shares	304,288
Class R Shares	250,000
Advisor Class Shares	1,067,045
Total	2,962,958

5% SHAREHOLDERS

Entities Owning Beneficially more than Five Percent (5%) of the Outstanding Shares of any Class of Franklin World Perspectives Fund as of September 30, 2013

Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Class A Shares	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	941,455	72.41
Class C Shares	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	250,000	82.16
Class R Shares	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	250,000	100
Advisor Class Shares	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	1,000,000	93.72